EXHIBIT 32.2
SECTION 1350 CERTIFICATION
In connection with the quarterly report of Columbia Sportswear Company (the “Company") on Form 10-Q for the period ended September 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Jim A. Swanson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)    The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 as of, and for, the periods presented in the Form 10-Q; and
(2)    The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of the operation of the Company.
Dated: November 3, 2022

/s/ JIM A. SWANSON
Jim A. Swanson
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)